Exhibit 99.1

KBW Winter Financial Services Symposium February 11 & 12, 2016 CARDINAL FINANCIAL CORPORATION

Forward Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and other reports filed and furnished to the Securities and Exchange Commission.

Our Operating Philosophy: Aggressive on Sales, CONSERVATIVE ON RISK

Business line profile Founded 1998 Retail Banking Offices 31 Headquarters Tysons Corner Fairfax, VA Mortgage Banking Offices 16 Commercial Banking Retail Banking Residential Mortgage Wealth Management and Insurance

Management Team Industry Experience Years in Market Bernard Clineburg Chairman & CEO 44 years 44 Chris Bergstrom EVP, CCO/CRO 34 years 27 Alice Frazier EVP, COO 27 years 24 Dennis Griffith EVP, Chief Lending Officer 42 years 42 Kevin Reynolds EVP, Director of Sales 33 years 33 Mark Wendel EVP, CFO 33 years 9 Bob Brower CEO, George Mason Mortgage 24 years 24

PUBLIC RECOGNITION 2015 Bank Performance Scorecard Overall Financial Performance Ranked 25th of 130 Banks Nationwide $1 billion to $5 billion in assets.

Integrated Business Model Regional Teams with Local Expertise Established Market Executives Commercial Retail Mortgage Wealth Management Strategic Business Initiatives Medical Practices Professional Services Nonprofits/Associations Property Management Contractors

Office Locations Map: SNL Financial Banking Office Locations (31) Mortgage Office Locations (16)

Retail banking markets Region 2015 CFNL Banking Offices CFNL Deposit Market Share Total Deposits in Market1 CFNL Deposits Greater Washington MSA $156.1 billion $2.96 billion 31 1.89% Fairfax County, VA $47.5 billion $ 1.60 billion 11 3.37% Loudoun County, VA $ 5.7 billion $264.5 million 3 4.61% Arlington County, VA $ 6.4 billion $222.3 million 5 3.48% Montgomery County, MD $35.0 billion $167.6 million 2 0.48% Manassas, VA (City) $ 1.1 billion $148.2 million 1 13.17% Fairfax, VA (City) $ 2.9 billion $140.1 million 1 4.88% Prince William County, VA $ 4.0 billion $135.6 million 2 3.40% District of Columbia $45.1 billion $ 110.1 million 2 0.24% Alexandria, VA (City) $ 6.1 billion $ 80.6 million 2 1.33% Stafford County, VA $948 million $ 49.3 million 1 5.20% Fredericksburg , VA (City) $ 1.3 billion $ 37.5 million 1 2.98% Source: SNL Financial 1Excludes E-Trade Bank.

Market presence in VA/MD/DC Rank Institution Name State # of Offices Total Assets ($mm) Assets per Office ($mm) Total Deposits ($mm) Deposits per Office ($mm) 1 Union Bankshares Corporation VA 124 $7,693 $62 $5,964 $48 2 TowneBank VA 38 $6,297 $166 $4,914 $129 3 Eagle Bancorp, Inc. MD 21 $6,077 $289 $5,158 $246 4 Carter Bank & Trust VA 123 $4,896 $40 $4,455 $36 5 Sandy Spring Bancorp, Inc. MD 45 $4,655 $103 $3,264 $73 6 Cardinal Financial Corporation VA 31 $4,030 $130 $3,033 $98 7 Burke & Herbert Bank & Trust Company VA 25 $2,664 $107 $2,210 $88 8 First Community Bancshares , Inc. VA 55 $2,462 $45 $1,873 $34 Cardinal Financial Corporation is the 6th largest community bank headquartered in Virginia with offices also in Maryland and D.C. Per office efficiency ranking of third in assets and deposits. Source: SNL Financial

Annual Growth 1From 12/31/2010 through 12/31/2015 Excludes Brokered Deposits CAGR1 Loans: 16.75% Deposits: 14.83% Total Assets: 14.23%

Commercial Lending Profile Loan Portfolio of $3.06 billion Commercial Team of 28 Officers Commercial Real Estate Government Contract Small Business Retail Net Loans Held for Investment Loan Officers Average Years Industry Experience Average Years In-Market 28 20 19 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 $2,400,000 $2,600,000 $2,800,000 $3,000,000 $3,200,000 2010 2011 2012 2013 2014 2015 In millions

Loan Portfolio Mix As of 12/31/2015 See Appendix A for additional details. Special Purpose 24% Warehouse /Industrial 10% Office 17% Multifamily 13% Residential AD&C 18% Retail 18%

Strong Conservative Credit Culture Nonperforming Assets to Assets Source: SNL Financial Q4 peer information incomplete as of 2/4/16

Investment portfolio Book Value % Total Gain or Loss Projected Tax Equivalent Yield Agency (Fixed) $70,617 17% $2,288 3.14% MBS/CMO $138,268 34% $3,689 3.10% Municipal $172,556 43% $5,893 4.57%% SBA $20,697 1% $76 2.84%% Corporates $3,829 1% $(933) 1.18% Total $405,968 100% $11,012 3.70% All bonds are investment grade Municipal portfolio: No municipal concentrations greater than 12% in any one state 93% of municipal bonds are general obligation Modified duration of entire investment portfolio is 4.7 Data as of 12/31/2015. Dollars in Thousands.

Sensitivity to interest rate risk Immediate Basis Point Change in Interest Rates Estimated Increase or Decrease in Net Income between 1-12 months +400 bp 6.4% +300 bp 4.8% +200 bp 2.9% +100 bp 0.9% Interest rate risk position is neutral to positive Approximately 33% of loans held for investment (LHI) portfolio are variable rate loans Approximately 46% of variable rate LHI are at or above floor Approximately another 35% of variable rate LHI reprices within the next 50 basis point move upward Mortgage warehouse line of credit reprices on average every 45 days

Deposit Profile Emphasis on core deposits and increasing relationships 6 Business Deposit Officers Aggressive deposit campaigns with strategic follow-up marketing Total Deposits1 Area # of Officers Average Industry Experience Average Years In-Market Retail Officers 31 23 Years 22 Business Deposit Officers 6 12 Years 20 Leadership 4 27 Years 25 1Excludes Brokered Deposits and includes customer repurchase accounts - Repurchase Agreements $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 $2,400,000 $2,600,000 $2,800,000 2011 2012 2013 2014 2015 In millions

Core Deposit Base & Non-interest bearing deposits 1Excludes Brokered Deposits and includes customer repurchase accounts $2.739 billion as of 12/31/2015 $- $100 $200 $300 $400 $500 $600 $700 Millions Non - Interest Bearing Deposits

Cardinal is Well Capitalized  Average Tang. Common Equity/Tang. Assets National Peer Group (see Appendix A)reported as of 9/30/15 Source: SNL Financial Q4 peer information incomplete as of 2/4/16

Mortgage Banking Profile George Mason Mortgage operates 15 branches in 13 counties, throughout Virginia, Maryland, and the District of Columbia #1 Purchase Money Lender in Washington Metro DC per MetroStudy Q2 2015 began mandatory delivery of government loans to improve margins Approximately 31% of closed loans are FHA/VA GMM Loan Officers Q4 2014 145 Q4 2015 168

Full Service Brokerage Services1 Investment Management $300 Million Assets Under Management Wealth Management/Insurance Profile 1 Securities offered through Raymond James Financial Services, Inc., Member FINRA/SIPC, and are: • Not deposits • Not insured by FDIC or any other government agency • Not guaranteed by Cardinal Bank • Subject to risk, may lose value. Cardinal Bank and Cardinal Wealth Services are independent of Raymond James Financial Services. 2 Cardinal Bank Insurance, Inc. owns a minority interest in Bankers Insurance LLC, the 6th largest agency in Virginia. Full service independent insurance company2

Financial Highlights 2011 2012 2013 2014 2015 Assets In billions $2.06 $3.04 $2.89 $3.40 $4.03 Loans In billions $1.63 $1.80 $2.04 $2.58 $3.06 Core Deposits In billions $1.32 $1.63 $1.78 $2.22 $2.63 Net Income In thousands $27,998 $45,297 $25,510 $32,683 $47,334 Return on Assets 1.27% 1.70% 0.92% 1.14%1 1.29% Return on Equity 11.58% 16.02% 7.96% 9.87%1 11.76% 1 – Before M&A expense and one-time litigation expenses

Strategic Growth De Novo Expand DC/Montgomery County Presence New Banking Offices With Smaller Footprint Consolidate Underperforming Banking Offices Targeted Industry Initiatives Mergers & Acquisitions Washington MSA Markets with Growth Potential Strong Local Management to lead Regional Market Teams Complementary Product Line Offering Attractive Branch Network

DIVIDEND PERFORMANCE 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 2009 2010 2011 2012 2013 2014 2015 Dividend Payout Ratio

Investment Summary Attractive Franchise In Top 10 MSA 2nd largest community bank headquartered in Washington M.S.A. 6th largest community bank headquartered in VA/MD/DC Aggressive On Sales, Conservative On Risk Consistent double digit organic growth rates in loans and deposits Consistent pristine asset quality Acquisition Experience UFBC completed in 6 months, exceeding cost saves and high deposit retention Branch acquisition in 2014, accretive immediately, and high deposit retention Experienced Leadership Team Shareholder focused Dividend has increased 750% since 2009 Dividend payout ratio targeted at 25-35% of earnings Named to the Sandler O’Neill + Partners Sm-All Stars List for 2015 The only bank with six appearances and four consecutive appearances

STOCK PROFILE: CFNL (NASDAQ) Share Price (2/5/16) $18.40 52 Week Range $17.69 - $24.99 Shares Outstanding (as of 12/31/15) 32,373,000 Market Capitalization $ 595.7 Million Average Daily Volume 140,470 Price /Book (2/5/16) 1.44X Price /Tangible Book (2/5/16) 1.58X

Our Operating Philosophy: Aggressive on Sales, CONSERVATIVE ON RISK

APPENDIX A Loan Details & Peer Comparisons

Loans by location & Type County/State C&I Owner Occupied CRE & Construction Non Owner Occupied CRE & Construction Residential Mortgage Home Equity Other Consumer Total % of Portfolio Arlington County, VA* $11,888 $27,358 $156,525 $31,219 $13,570 $33 $240,593 7.89% City of Alexandria ,VA $21,570 $25,146 $98,515 $17,335 $5,532 $9 $168,107 5.51% Fairfax County, VA* $106,61 $208,917 $380,913 $128,737 $78,357 $238 $903,823 29.63% City of Fredericksburg, VA $15,900 $1,814 $2,351 $532 $259 $0 $20,856 0.68% Loudoun County, VA* $14,209 $78,881 $102,365 $59,197 $26,376 $286 $281,314 9.22% Prince William County, VA $24,790 $77,272 $107,691 $10,860 $11,104 $61 $231,778 7.60% Stafford County, VA $948 $2,831 $30,776 $1,232 $2,021 $15 $37,823 1.24% Other VA $23,757 $16,923 $81,714 $30,279 $5,009 $8 $157,690 5.17% VA – Total $219,723 $439,142 $960,850 $279,391 $142,228 $650 $2,041,984 66.94% Washington, DC $52,616 $49,869 $305,068 $37,909 $9,639 $5 $455,106 14.92% Montgomery County, MD* $11,420 $55,706 $54,520 $47,167 $20,857 $343 $190,013 6.23% Other MD $26,375 $36,180 $211,058 $31,048 $3,301 $8 $307,970 10.10% MD – Total $37,795 $91,886 $265,578 $78,215 $24,158 $351 $497,983 16.33% Other USA $5,596 $8,318 $34,598 $5,807 $964 $36 $55,319 1.81% Total $315,730 $589,215 $1,566,094 $401,322 $176,989 $1,042 $3,050,392 100.00% % of Portfolio 10.35% 19.32% 51.34% 13.16% 5.80% 0.03% 100.00% Average Loan Size $506 $1,012 $2,200 $469 $64 $2 * - Denotes county is in top 10 highest median income counties in the United States. Data as of 12/31/2015. Dollars in Thousands.

CRE & Construction portfolio Owner Occupied & Non-Owner Occupied County/State Multifamily Office Residential AD&C Retail Warehouse / Industrial Special Purpose - Hotel / Nursing Homes Special Purpose - School / Education / Recreation Special Purpose - Other Total % of Portfolio Arlington County, VA* $82,780 $5,467 $61,474 $3,258 $9,856 $10,605 $2,473 $7,971 $183,883 8.53% City of Alexandria ,VA $8,678 $13,920 $15,753 $21,664 $7,763 $52,960 $450 $2,473 $123,661 5.74% Fairfax County, VA* $15,639 $173,353 $110,867 $86,220 $69,457 $21,172 $72,839 $40,282 $600,368 27.37% City of Fredericksburg, VA $0 $1,548 $2,618 $0 $0 $0 $0 $0 $4,166 0.19% Loudoun County, VA* $30,555 $29,305 $53,577 $20,439 $15,524 $0 $14,848 $16,998 $194,383 8.41% Prince William County, VA $2,141 $25,473 $31,341 $19,592 $47,236 $13,185 $27,098 $18,898 $184,964 8.58% Stafford County, VA $0 $405 $11,450 $18,624 $811 $147 $0 $2,170 $33,608 1.56% Other VA $0 $13,262 $16,978 $46,944 $857 $9,755 $541 $10,300 $98,636 4.58% VA – Total $139,792 $262,733 $304,059 $216,741 $151,504 $107,825 $118,249 $99,092 $1,423,669 64.96% Washington, DC $110,674 $48,959 $31,634 $58,031 $8,867 $70,339 $16,816 $9,617 $357,223 16.47% Montgomery County, MD* $16,307 $37,496 $8,009 $18,690 $5078 $0 $15,222 $9,424 $121,387 5.11% Other MD $8,478 $10,918 $36,776 $79,658 $41,989 $298 $10,048 $59,073 $248,590 11.47% MD – Total $24,785 $48,414 $44,785 $98,348 $47,067 $298 $25,271 $68,497 $369,976 16.59% Other USA $6,143 $2,153 $13,154 $4,674 $6,062 $5,054 $693 $4,982 $42,915 1.99% Total $281,393 $362,259 $393,631 $377,794 $213,500 $183,516 $161,028 $182,188 $2,193,784 100.00% % of Portfolio 13.06% 16.81% 18.26% 17.53% 9.91% 8.51% 7.47% 8.45% 100.00% Average Loan Size $5,518 $1,176 $939 $2,099 $1,941 $5,098 $2,825 $1,370 * - Denotes county is in top 10 highest median income counties in the United States. Data as of 12/31/2015. Dollars in Thousands.

Regional Peer Group Source: SNL Financial Q4 peer information incomplete as of 2/4/16 Includes VA/MD/DC Banks with Assets between $1.00b and $6.00b Company Name Ticker Total Assets Reported 3Q 2015 ($000) Access National Corp. ANCX $1,118,229 American National Bankshares Inc. AMNB $1,512,437 Burke & Herbert Bank & Trust BHRB $2,675,018 C&F Financial Corporation CFFI $1,373,371 Cardinal Financial Corporation CFNL $3,881,736 Carter Bank & Trust CARE $4,908,264 Community Bankers Trust Corporation ESXB $1,149,185 Community Financial Corporation TCFC $1,111,976 Eagle Bancorp Inc. EGBN $5,888,958 Eastern Virginia Bancshares Inc. EVBS $1,242,387 First Community Bancshares, Inc. FCBC $2,478,116 First United Corp. FUNC $1,320,315 Hampton Roads Bankshares Inc. HMPR $1,977,612 Middleburg Financial Corporation MBRG $1,261,290 Monarch Financial Holdings, Inc. MNRK $1,121,590 National Bankshares Inc. NKSH $1,144,125 Old Line Bancshares Inc. OLBK $1,331,378 Sandy Spring Bancorp, Inc. SASR $4,611,034 Shore Bancshares Inc. SHBI $1,117,813 Southern National Bancorp of VA SONA $1,017,887 WashingtonFirst Bankshares, Inc. WFBI $1,598,889

National Peer Group Source: SNL Financial Q4 peer information incomplete as of 2/4/2016 Includes Banks with Assets between $3.00b and $4.00b Company Name Ticker Total Assets Reported 3Q 2015 ($000) Bridge Bancorp Inc. BDGE $3,507,313 Cardinal Financial Corporation CFNL $3,881,736 CenterState Banks CSFL $3,933,072 Century Bancorp Inc. CNBKA $3,856,407 City Holding Co. CHCO $3,504,618 CoBiz Financial Inc. COBZ $3,307,772 Community Bank CYHT $3,437,555 Community Trust Bancorp Inc. CTBI $3,808,148 ConnectOne Bancorp, Inc. CNOB $3,838,253 Enterprise Financial Services EFSC $3,516,541 Fidelity Southern Corp. LION $3,499,465 Financial Institutions Inc. FISI $3,357,608 First Bancorp FBNC $3,272,841 First Busey Corp. BUSE $3,863,565 First National Bank Alaska FBAK $3,637,671 Grandpoint Capital Inc. GPNC $3,139,419 Heritage Financial Corp. HFWA $3,595,378 Lakeland Bancorp LBAI $3,743,100 Lakeland Financial Corporation LKFN $3,666,250 MainSource Financial Group MSFG $3,336,615 Mechanics Bank MCHB $3,551,295 Peapack-Gladstone Financial PGC $3,268,963 Peoples Bancorp Inc. PEBO $3,228,830 Seacoast Banking Corp. of FL SBCF $3,378,108 State Bank Finl Corp. STBZ $3,388,673 TriState Capital Holdings Inc. TSC $3,130,247 USAmeriBancorp Inc. USAB $3,523,027 Washington Trust Bancorp Inc. WASH $3,674,836

Credit Quality Ranking Source: SNL Financial Q4 peer information incomplete as of 2/4/16 Regional Peers Ticker NPAs/Assets (%) 3Q 2015 Cardinal Financial Corporation CFNL 0.02 Old Line Bancshares Inc. OLBK 0.32 Monarch Financial Holdings MNRK 0.39 American National Bankshares AMNB 0.57 Eagle Bancorp Inc. EGBN 0.67 C&F Financial Corp. CFFI 0.69 WashingtonFirst Bankshares Inc. WFBI 0.78 Access National Corp. ANCX 0.84 Sandy Spring Bancorp Inc. SASR 0.86 Southern National Bancorp of VA SONA 1.17 Burke & Herbert Bank & Trust BHRB 1.23 First Community Bancshares Inc. FCBC 1.46 National Bankshares Inc. NKSH 1.68 Eastern Virginia Bankshares EVBS 1.73 Community Bankers Trust Corp. ESXB 1.85 Middleburg Financial Corp. MBRG 2.05 First United Corp. FUNC 2.30 Carter Bank & Trust CARE 2.47 Shore Bancshares Inc. SHBI 2.90 Community Financial Corp. TCFC 3.08 Hampton Roads Bankshares Inc. HMPR 3.76 National Peers Ticker NPAs/Assets (%) 3Q 2015 Cardinal Financial Corporation CFNL 0.02 Bridge Bancorp Inc. BDGE 0.09 Century Bancorp Inc. CNBKA 0.12 Mechanics Bank MCHB 0.15 Financial Institutions Inc. FISI 0.26 Enterprise Financial Services EFSC 0.30 First Busey Corp. BUSE 0.43 State Bank Financial Corp. STBZ 0.43 MainSource Financial Group MSFG 0.58 Lakeland Financial Corp. LKFN 0.60 TriState Capital Holdings Inc. TSC 0.68 Peapack-Gladstone Financial PCG 0.69 Community Bank CYHT 0.72 Peoples Bancorp Inc. PEBO 0.78 First National Bank Alaska FBAK 0.84 Washington Trust Bancorp Inc. WASH 0.85 Heritage Financial Corp. HFWA 0.86 Lakeland Bancorp LBAI 0.91 CenterState Banks CSFL 0.92 Grandpoint Capital Inc. GPNC 0.94 CoBiz Financial Inc. COBZ 1.21 Seacoast Banking Corporation of FL SBCF 1.34 USAmeriBancorp Inc. USAB 1.36 City Holding Co. CHCO 1.44 Fidelity Southern Corp. LION 1.50 Community Trust Bancorp Inc. CTBI 2.43 ConnectOne Bancorp, Inc. CNOB 2.43 First Bancorp FBNC 2.47

KBW Winter Financial Services Symposium February 11 & 12, 2016 CARDINAL FINANCIAL CORPORATION